UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2009
FIRST SOLAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33156	20-4623678
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
350 West Washington Street
Suite 600
Tempe, Arizona 85281
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (602) 414-9300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
First Solar is filing herewith a press release issued on March 2, 2009 as Exhibit 99.1, which is included herein. This press release was issued to announce entering into an agreement to acquire a multi gigawatt utility scale photovoltaic pipeline.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
99.1     Press Release of First Solar dated March 2, 2009.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.
Date: March 2, 2009	By:	/s/ Mary Beth Gustafsson
		Name:	Mary Beth Gustafsson
		Title:	Vice President, General Counsel